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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): October 6, 2003



                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                      1-82                   13-1808503
 -------------------------  -------------------------  ------------------------
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)


                            One North Central Avenue
                             Phoenix, Arizona 85004
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (602) 366-8100
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On October 1, 2003, Phelps Dodge Corporation ("Phelps Dodge") issued a press release announcing that Phelps Dodge and the state of New Mexico have amended the agreement they reached in May to provide for financial assurance required as part of the closure and closeout plans related to the operation of Phelps Dodge subsidiaries at Chino, Tyrone and Cobre.

      A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      99.1  Press release, dated October 1, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              PHELPS DODGE CORPORATION
                                  (Registrant)



Date: October 6, 2003         By:    /s/ Ramiro G. Peru
                                    -----------------------------------
                                    Name:   Ramiro G. Peru
                                    Title:  Senior Vice President
                                            and Chief Financial Officer


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                                  EXHIBIT INDEX

99.1  Press release, dated October 1, 2003.


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